Exhibit 99.1

New To The Street / Newsmax TV Announces 10 Interviews for This Week’s TV Broadcast, Sunday, August 15, 2021, Hour Slot 10-11 AM ET

Press Release | 08/13/2021

NEW YORK, Aug. 13, 2021 (GLOBE NEWSWIRE) – FMW Media’s New to The Street TV / Newsmax TV announces the broadcasting of its 214th airing, Sunday, August 15, 2021, broadcasting line-up of its national syndicated 1- hour TV show, 10-11AM ET.

New To The Street’s TV Sunday show lineup features 10 interviews of the following Companies and their business representatives:

1). Cryptocurrency Kylin Network’s (CRYPTO:KYL) ($KYL) interview with Mr. Dylan Dewdney, Project Lead & Co-Founder

2). GlobeX Data Ltd.’s (OTCQB:SWISF) (CSE: SWIS) (FRA: GDT) interview with Mr. Alain Ghiai, CEO

3). Cryptocurrency – Paypolitan’s (CRYPTO: EPAN) ($EPAN) interview with Nils Tharandt Ortiz, CEO and Co-founder.

4). Cryptocurrency IAGON’s (CRYPTO:IAG) ($IAG) interview with Dr. Navjit Dhaliwal, CEO

5). StrikeForce Technologies, Inc.’s (OTCQB:SFOR) interviews with both Mr. Mark Kay, CEO and Mr. George Waller Executive, Vice-President

6). B2Digital, Inc.’s (OTCPink:BTDG) interview with Mr. Greg P. Bell, CEO.

7). Altitude International, Inc.’s (OTCQB: ALTD) interview with Mr. Greg Breunich, CEO.

8). Sekur’s (division of GlobeX Data Ltd) “SPECIAL SEGMENT” interview with internet privacy expert with Mr. Alain Ghiai, CEO

9). Clubhouse Media Group, Inc.’s (OTCPink:CMGR) interview with Mr. Chris Young, President & Co-founder.

10). RushNet, Inc.’s (a.k.a. – heliosDX) (OTCPink: RSHN) interview with Ashley Sweat, Chief Executive Officer / Chairman.

Mr. Dylan Dewdney, Project Lead & CO-Founder at Kylin Network’s (CRYPTO:KYL) ($KYL) joins the New to The Street show this week. Mr. Mr. Dewdney explains Kylin Network’s business strategy which utilizes unique analytical tools, decentralized data protocols and data exchange / pricing. He gives in-depth discussion to our TV audience about the architecture of the $KYL token.

Appearing again this week on New to The Street TV, Mr. Alain Ghiai, CEO, GlobeX Data, Ltd (OTCQB:SWISF) (CSE:SWIS) (FRA:GDT). Alian Ghiai, provides in-depth and interesting discussion of the Company’s successful secure and encrypted software solutions, SekurSafe® and Sekur®. He gives very specific and riveting dialog about keeping their clients’ business communications and data safe while utilizing Swiss Privacy Laws. He gives pivotal information to viewers about the Company’s business and their plans to grow its international presence (During the show, watch for the “SPECIAL SEGMENT”, featuring about Sekur®, (a division of GlobeXData).).

Mr. Nile Tharandts Ortiz, the CEO and Co-founder of Paypolitan (CRYPTO: EPAN) ($EPAN) walks the New to The Street TV audience through the evolution and development of Paypolitan blockchain technology. In particular, Mr. Ortiz, talks on “how” individual users can see all their crypto accounts on one screen and easily access to their current traditional bank accounts. He shares his industry views and comments on trends on people becoming more comfortable with blockchain transactions and the trust in transfer of money using new blockchain platforms.

On this week’s New to The Street TV Show, Dr. Navjit Dhaliwal, CEO at IAGON (CRYPTO:IAG) ($IAG). Dr. Dhaliwal talks about the uniqueness of IAGON’s blockchain technology, and how its cloud base growing ecosystem gives users tamper-proof security. He provides specifics about Iagon’s decentralized services and its AI learning capabilities which give crypto miners and operators storage and processing. He explains the IAGON token and how it is distributed by and to their end-users.

Another appearance this week on New to the Street interviews with StrikeForce Technologies, Inc.’s (OTCQB:SFOR) Mr. Mark Kay and Mr. George Waller, Executive Vice-President. Both Company’s executives talk to New to The Street TV about SFOR’s cyber security products and services that provides next-gen cyber, privacy and data protection solutions for business and home users. During the interview, they talk about the Company’s recently launched v2.1 for secure video conferencing which combines the reliability and scalability of their secure SafeVchat Meetings product.

New to The Street TV welcomes Mr. Greg P. Bell, CEO at B2Digital, Inc. (OTCPink; BTDG) who talks to the audiences about the Company’s sports televised services. Mr. Bell talks about the specialization in developing and fast tracking BTDG’s emerging entertainment, transaction technology and media brand platforms, “The B2 Fighting Series” and “The ONE More Gym Official B2 Training Facilities Network.” He talks about the Company’s process of building a premier development league for the Mixed Martial Arts (MMA), and is in the process in of acquiring vertically integrated sports related companies to further develop the business.

Mr. Greg Breunich, CEO, Altitude International, Inc. (OTCQB:ALTD) comes on New to The Street, talking to the televised audience about the Company’s specialized and uniquely engineered products and services. He provides in-depth dialog about the Company and its subsidiaries as it pertains to the core business of wellness and athletic training. Mr. Breunich highlights the Company’s Trident Water subsidiary that manufactures a variety of atmospheric water generators, air-to-water machines which pulls and purify water from the atmosphere. He mentions ALTD’s impressive list of clients, which includes a number of US Government entities.

Again, on this Sunday’s show, New to The Street TV airs a whole “SPECIAL SEGMENT” interview with internationally acclaimed internet privacy expert Mr. Alan Ghiai. TV host, Ann Berry talks with Mr.Ghiai who gives the specifics about Sekur® (division of GlobeX Data Ltd) and how the platform encrypts all of their subscribers’ communication, does not collect or sell data and how Sekur® utilizes Swiss Privacy Laws. During the interview, Mr. Ghiai gives very specific examples on how data is sold by 3rd party platforms, and gives viewers ideas on how to protect themselves regarding their privacy concerns while on the internet.

Mr. Chris Young, President & Co-founder at Clubhouse Media Group, Inc., (OTCPink:CMGR) joins the New to The Street TV show. Mr. Young discusses the operational fundamentals of the Company’s successful influencer-based marketing and media firm with its global reach. He gives the televised audience a greater understanding of CMGR’s social media marketing influencing solutions and how they have generated interest with many sports, Hollywood stars and music celebrities. He gives a history of the Company, the experts involved, and explains growth strategy at Clubhouse Medial Group, Inc.

Back again on New to The Street, Mr. Ashely Sweat, CEO at RushNet, Inc.’s (a.k.a. heliosDX) (OTCPinkL RSHN). Mr. Sweat explains RushNet, Inc.’s (heliosDX) very sophisticated and technological advanced clinical laboratory, which can provide highly accurate test for a variety of different medical and clinical needs. Further, he outlines RSHN’s business model, and the expected growth associated with their lab platforms and its uniqueness in the clinical lab industry sector. He provides his view of the growth in the lab test industry and why he believes the growth for RSHN will continue.

About Kylin Networks: (CRYPTO:KYL) ($KYL):

Kylin Networks (CRYPTO:KYL) ($KYL) aim to build a cross-chain platform, powering the data economy on Polkadot by offering any applications and blockchain instantaneously but reliable and valid on/off-chain market date and social data. Kylin Network represents extensibility and a synergistic increase to the off-chain workers capability as it will provide not only access, management, insights, coordination to a greater array of data sources, but bolster validity and decentralization of the data sources themselves. Using the Polkadot/Substrate framework, Kylin Network can ensure cost-effective solution that data customers and Dapp Builders can use over centralized sources. The architecture at Kylin Network includes 4-major components, Kylin Data Analytics, Kylin Data Oracle, Kylin Data Marketplace, and Kylin Token KYL ($KYL) - https://kylin.network/ & https://www.kylin.network/video/kylin.mp4.

About GlobeX Data Ltd. (OTCQB:SWISF) (CSE:SWIS) (FRA:GDT)

GlobeX Data Ltd. (OTCQB:SWISF) (CSE:SWIS) (FRA:GDT) is a Cybersecurity and Internet Privacy provider of Swiss hosted solutions for secure communications and secure data management. The Company distributes a suite of secure messaging applications, encrypted e-mails, secure communications and secure data management tools, using Swiss privacy laws, proprietary technology and its own independent platform, away from big techs hosting platforms. GlobeX Data Ltd. sells its products through its approved wholesalers and distributors, and telecommunications companies worldwide. GlobeX Data Ltd. serves consumers, businesses and governments worldwide - https://globexdata.com. Sekur® is a Swiss secure communications application offering secure and private messaging, emails, voice messages, self-deleting messages, and file transfers from any mobile device, tablet, or desktop. Sekur users can communicate with Sekur and with non-Sekur users, through its unique Chat-By-Invites feature and SekurSend email system. All data traffic stay in GlobeX Data’s Swiss hosted servers, using its proprietary HeliX technology, military grade encryption and benefiting from Swiss Privacy Laws – https://sekur.com Twitter: @globexdata.

About Paypolitan ($EPAN):

Paypolitan’s (CRYPTO: EPAN) ($EPAN) platform will use blockchain technology, smart contracts and open banking APIs to provide a next-gen payment solution that meets the needs of modern payment systems for businesses and customers - https://paypolitan.io/#rec242830421

About IAGON (CRYPTO:IAG) ($IAG):

IAGON (CRYPTO:IAG) ($IAG) is an Open Source platform for harnessing the storage capacities and processing power of multiple computers over a decentralized Blockchain grid. IAGON enables to store big data files and repositories, as well as smaller scales of files, and to carry out complex computational processes, such as those needed for artificial intelligence and machine learning operations, within a fully secure and encrypted platform that integrates blockchain, cryptographic and AI technologies in a user-friendly way. IAGON’s major aim is to revolutionize the cloud and web services market by offering a decentralized grid of storage and processing. By joining the unused storage capacity in servers and personal computers and their processing power, we can create a super-computer and super data center that can compete with any of the current cloud computing moguls. Our token-based economy is based on computer, server and data center owners who join the storage and processing power grids. In return for sharing the capabilities of their machine, they will be granted IAGON tokens that can be traded back to fat money, while any party who wishes to utilize their capabilities will purchase IAGON tokens to distribute them to the parties that provide their services to the grid - https://iagon.com/.

About Strike Force Technologies, Inc. (OTCQB:SFOR):

StrikeForce Technologies, Inc. (OTCQB:SFOR) provides a suite of online products that helps prevent cyber theft and data breaches by protecting customers, employees and partners in real time at every vulnerable point. Our Products are: ProtectID® offers 2-factor “Out-of-Band” authentication across many methods and devices for protection. Methods that is preferable and low cost for delivering One Time Passwords (OTP). This approach leverages a 2nd network for entering or receiving passwords, which locks out hackers even if they have your username and password. Service is available for in-house, Cloud Service or hybrid. (Patent Nos.: 7870599 & 8,484,698 & 8,713,701). GuardedID®: a keyboard encryption and anti-keylogger that functions at the keyboard level, preventing keyloggers (viruses like Zeus, etc.) from stealing login and confidential information. This has become the #1 Consumer Threat noted by the FBI and the 2010-2013 Verizon Data Breach Reports. Three Patents for keystroke encryption, US Patents 8,566,608; 8,732,483; and 8,973,107 and two pending patents. MobileTrust® is an iPhone/iPad and Android all devices password vault that includes a strong password generator. MobileTrust also includes a Mobile Multi-Factor OTP authenticator and keystroke encryption between its virtual keyboard and secured browser, which is critical to all confidential online transactions and other features (One International Patent Pending). Our new product secure SafeVchat is a video conferencing product -https://www.strikeforcetech.com/.

About B2Digital Inc. (OTCPinkL BTDG):

B2Digital, Inc. (OTCPink: BTDG) is the premier development league for mixed martial arts (“MMA”). The Company operates in two major branded segments, The B2 Fighting Series and The ONE More Gym Official B2 Training Facilities Network. The Company primarily derives revenues from live event ticket sales, pay-per-view ticket sales, content media marketing, and fitness facility memberships. The Live Events segment (the B2 Fighting Series) is primarily engaged with scheduling, organizing, and producing live MMA events, marketing those events, and generating both live audience and PPV ticket sales, as well as creatively marketing the archived content generated through its operations in this segment. The Company also plans to generate additional revenues over time from endorsement deals with global brands as its audience grows. The B2 Fighting Series is licensed in 12 US states to operate LIVE MMA Fights. Most B2 Fighting Series events sell out at the gate. The Company now operates at a pace of more than 40 events per year. The Fitness Facility segment operates primarily through the ONE More Gym Official B2 Training Facilities Network. The Company currently operates five ONE More Gym locations, with plans to continue to scale up this segment at a pace of 4-8 new locations per year. ONE More Gym locations include specialized MMA training resources and serve a recruiting function for the Company’s Live Events segment - https://www.b2fs.com/.

About Altitude International, Inc. (OTCQB: ALTD):

Altitude International, Inc. (OTCQB: ALTD) is a multi-discipline enterprise which blends income streams from performance-based education, sports, arts, science, and technology. Their go-to-market method through packaged tuition-oriented services, chargeable support services, and actual product system sales provides products and services for individuals, corporations and governments. ALTD’s multi-discipline approach consists of wholly owned stand-alone academies, wellness, and manufacturing/assembly facilities. These operations generate reoccurring year-on-year revenue and represent best-in-class high-performance methodology/protocols for training, education, and therapy environments; hypoxic training chambers, air-to-water machines, sports training and educational institutions, and wellness education- https://altitude-international.com/

About Clubhouse Media Group Inc. (OTCPink: CMGR):

Clubhouse Media Group, Inc. (OTCPink: CMGR) believes it represents the future of influencer media and marketing, with a global network of professionally run content houses, each of which has its own brand, influencer cohort and production capabilities. Clubhouse Media offers management, production and deal-making services to its handpicked influencers, a management division for individual influencer clients, and an investment arm for joint ventures and acquisitions for companies in the social media influencer space. Clubhouse Media’s management team consists of successful entrepreneurs with financial, legal, marketing, and digital content creation expertise -www.ClubhouseMediaGroup.com and twitter: https://twitter.com/ClubhouseCMGR?s=20

About HeliosDx (RushNet, Inc.) (OTCPink: RSHN):

heliosDX  (OTCPinkL RSHN) is a National Clinical Reference Laboratory offering High-Complexity Urine Drug Testing (UDT), Behavioral Drug Testing, Allergy Droplet Cards, Oral Fluids, Infectious Disease (PCR), and NGS Genetic Testing. The Company is contracted in 44 of the lower 48 states, and looking to expand its reach and capabilities. The Company continually invests in its infrastructure with the most efficient scientific proven instruments, and latest cutting-edge software for patient and physician satisfaction. This allows heliosDX to provide physicians fast and accurate reporting meeting and exceeding industry benchmarks. heliosDX excels in patient and client care through physician designed panels that aid in testing compliance and reporting education- https://heliosdx.com/.

About FMW Media:

FMW Media operates one of the longest-running U.S. and International sponsored and Syndicated Nielsen Rated programming T.V. brands “New to the Street,” and its blockchain show “Exploring The Block.” Since 2009, these brands run biographical interview segment shows across major U.S. Television networks. The TV platforms reach over 540 million homes both in the US and international markets. FMW recently added Newsmax to its broadcasting platform with its first show broadcasted Sunday, December 27th. The NEWSMAX New to The Street show is syndicated on Sundays at 10 AM EST. FMW is also one of the nation’s largest buyers of linear Television long and short form- https://www.newsmaxtv.com/Shows/New-to-the-Street https://www.newtothestreet.com/.

Forward-Looking Statements Disclaimer:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results achieved. This press release should be considered in light of all filings of the Company contained in the Edgar Archives of the Securities and Exchange Commission at www.sec.gov.

FMW Media Contact:

Bryan Johnson

+1 (631) 766-7462

Bryan@NewToTheStreet.com

And

“New to The Street” Business Development office

Support@NewToTheStreet.com

1-516-695-5900

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/93efae4a-e185-481f-9f90-f35ddfd6b272